                                                                   EXHIBIT 10.11

                       CLARK REFINING & MARKETING, INC.

                                AMENDMENT NO. 1
                              TO CREDIT AGREEMENT


          This AMENDMENT NO. 1 (the "Amendment") is dated as of October 29, 1997 and entered into by and among Clark Refining & Marketing, Inc., a Delaware corporation (the "Borrower"), Bankers Trust Company, a New York Banking corporation, as Administrative Agent and Collateral Agent, The Toronto-Dominion Bank, a Canadian chartered bank, as Syndication Agent, and BankBoston, N.A., a national banking association, as Documentation Agent, and the other financial institutions party hereto. This Amendment amends the Credit Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of September 25, 1997 by and among the parties hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, the parties hereto entered into the Credit Agreement, which provides for a loan facility to the Borrower;

          WHEREAS, the parties hereto desire to make certain amendments as set forth below.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


                                   Article I

                      AMENDMENTS TO THE CREDIT AGREEMENT

          The definition of "Change of Control" set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following definition is inserted in lieu thereof:
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     "Change of Control" means any of (a) the failure of Holdings to own at all times 100% of the outstanding Voting Shares of the Company, (b) any person or "group" (as such term is defined in Section 13(d) of the Exchange Act) other than TrizecHahn, or Occidental or the shareholders of TrizecHahn and their families, related trusts and controlled entities controls, directly or indirectly, whether by ownership of Voting Shares, contract or otherwise, the power to direct the affairs of or control the composition of at least a majority of the board of directors or other equivalent body of Holdings or (c) the acquisition of the beneficial ownership, whether directly or indirectly of more than 25% of the outstanding capital stock of Holdings (including any stock so owned on the Effective Date) by any Person or "group" (as such term is defined in Section 13(d) of the Exchange Act), other than TrizecHahn or Occidental or the shareholders of TrizecHahn and their families, related trusts and controlled entities provided, that, (i) the entering into a definitive agreement to sell and the subsequent sale by TrizecHahn of all of its equity interests in Holdings to one or more of the Fund Affiliates shall not be deemed a Change of Control and (ii) as long as the Fund Affiliates maintain the power to direct the affairs or control the board or other equivalent body of Holdings(as described in clause
(b) above), a Change of Control shall not be deemed to occur under clause (c) above unless and until a Person or "group" (as such term is defined in Section 13(d) of the Exchange Act) acquires or holds more than 35% of the outstanding capital stock of Holdings. Upon the sale by TrizecHahn of its equity interest in Holdings to the Fund Affiliates, "Fund Affiliates" shall be substituted for "TrizecHahn" in clauses (b) and (c) of this definition.

          The following definition shall be added to Section 1.01 of the Credit
Agreement:

     "Fund Affiliates" means Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners III L.P., a Delaware limited partnership, each of their respective Affiliates that is not an operating company or controlled by an operating company and each general partner of any of them who is a partner or employee of the Blackstone Group L.P. and their families, related trusts and controlled entities.

                                  Article II

                          EFFECTIVENESS OF AMENDMENTS

          This Amendment shall become effective on the opening of business in New York on the Business Day on which the Administrative Agent has notified the Borrower and the Banks that the Administrative Agent has executed a counterpart signature page of this Amendment and has received executed counterpart signature pages of this Amendment from the Borrower and the Majority Banks.


                                  Article III

                                 MISCELLANEOUS

          3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

               (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent, any Bank or any Issuing Bank under, the Credit Agreement or any of the other Loan Documents.

          3.02 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this

Amendment for any other purpose or be given any substantive effect.

          3.03 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          3.04 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.



                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

                     Amendment No.  1 to Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                    CLARK REFINING & MARKETING, INC.


                    By: /s/  Jeffrey S. Beyersdorfer
                        -----------------------------
                        Name:   Jeffrey S. Beyersdorfer
                        Title:  Vice President--Corporate Development




                              AGENTS
                              ------

                    BANKERS TRUST COMPANY
                      as Administrative Agent
                      and Collateral Agent


                    By: /s/ Bruce W. Addison
                        -----------------------------
                        Name:   Bruce W. Addison
                        Title:  Vice President




                    THE TORONTO DOMINION BANK
                      as Syndications Agent



                    By: /s/ David G. Parker
                        -----------------------------
                        Name:   David G. Parker
                        Title:  Manager--Credit Admin.



                    BANKBOSTON, N.A.
                      as Documentation Agent



                    By: /s/ Christopher Holmgren
                        -----------------------------
                        Name:   Christopher Holmgren
                        Title:  Director

                                    LENDERS
                                    -------

                    ABN AMRO BANK
                      as a Bank


                    By:   /s/  Scott J. Albert
                        -----------------------------
                        Name:   Scott J. Albert
                        Title:  Vice President


                    By:   /s/  James R. Morgan
                        -----------------------------
                        Name:   James R. Morgan
                        Title:  Group Vice President




                    BANKBOSTON, N.A.
                      as a Bank


                    By:   /s/  Christopher Holmgren
                        -----------------------------
                        Name:   Christopher Holmgren
                        Title:  Director




                    BANKERS TRUST COMPANY
                      as a Bank


                    By:   /s/  Bruce W. Addison
                        -----------------------------
                        Name:   Bruce W. Addison
                        Title:  Vice President




                    BANK OF SCOTLAND
                      as a Bank


                    By:   /s/  Annie Chiu Tat
                        -----------------------------
                        Name:   Annie Chiu Tat
                        Title:  Vice President

                    COMERICA BANK
                         as a Bank


                    By:    /s/ Thomas J. Randall
                        -----------------------------
                        Name:  Thomas J. Randall
                        Title: Vice President



                    CREDIT LYONNAIS NEW YORK BRANCH
                         as a Bank


                    By:    /s/ Philippe Soustra
                        -----------------------------
                        Name:  Philippe Soustra
                        Title: Senior Vice President



                    THE FIRST NATIONAL BANK OF CHICAGO
                         as a Bank


                    By:    /s/ William V. Clifford
                        -----------------------------
                        Name:  William V. Clifford
                        Title: Vice President



                    THE FUJI BANK, LIMITED
                         as a Bank


                    By:
                        -----------------------------
                        Name:
                        Title:

                    GREEN TREE FINANCIAL SERVICING
                    CORPORATION
                         as a Bank


                    By:   /s/ Christopher A. Gouskos
                        -----------------------------
                        Name: Christopher A. Gouskos
                        Title: V.P., General Manager



                    HIBERNIA NATIONAL BANK
                         as a Bank


                    By:   /s/ Gary Colbertson
                        -----------------------------
                        Name: Gary Colbertson
                        Title: Officer



                    MERCANTILE BANK NATIONAL ASSOCIATION
                         as a Bank


                    By:
                        -----------------------------
                        Name:
                        Title:



                    MITSUBISHI TRUST & BANKING CORP.
                         as a Bank


                    By:   /s/ Mr. Hachiro Hosoda
                        -----------------------------
                        Name: Mr. Hachiro Hosoda
                        Title: Deputy General Manager


                    By:   /s/ Mr. Nobuo Tominaga
                        -----------------------------
                        Name: Mr. Nobuo Tominaga
                        Title: Chief Manager


                    THE SANWA BANK LIMITED
                         as a Bank


                    By:   /s/ C. L. Murphy
                        -----------------------------
                        Name: C. L. Murphy
                        Title: Senior Vice President

                    STANDARD CHARTERED BANK
                         as a Bank


                    By:
                        -----------------------------
                        Name:
                        Title:


                    By:
                        -----------------------------
                        Name:
                        Title:



                    TORONTO DOMINION (TEXAS), INC.
                      as a Bank


                    By:   /s/ Frederic Hawley
                        -----------------------------
                        Name: Frederic Hawley
                        Title: Vice President



                    UNION BANK OF CALIFORNIA, N.A.
                         as a Bank


                    By:   /s/ Randall Osterberg
                        -----------------------------
                        Name: Randall Osterberg
                        Title: Vice President



                    WELLS FARGO BANK (TEXAS), N.A.
                         as a Bank


                    By:   /s/ Charles D. Kirkham
                        -----------------------------
                        Name: Charles D. Kirkham
                        Title: Vice President

                    DEN NORSKE BANK ASA
                         as a Bank


                    By:
                        ------------------------------
                         Name:
                         Title:


                    By:
                        ------------------------------
                         Name:
                         Title:

                                 ISSUING BANKS
                                 -------------


                    BANKERS TRUST COMPANY
                      as Issuing Bank


                    By: ____________________________
                         Name:
                         Title:



                    TORONTO DOMINION (TEXAS), INC.
                      as Issuing Bank


                    By:   /s/ Frederic Hawley
                        ____________________________
                         Name: Frederic Hawley
                         Title: Vice President



                    BANKBOSTON, N.A.
                      as Issuing Bank

                    By:   /s/ Christopher Holmgren
                        ____________________________
                         Name: Christopher Holmgren
                         Title: Director